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                                                                    EXHIBIT 23.1


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement of ERP Operating Limited Partnership and Equity Residential Properties Trust (Form S-4) and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included in ERP Operating Limited Partnership's and Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

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                                                        Date of Auditors'
Financial Statements                                    Report                     Filing
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
Consolidated financial statements and schedule of       February 16, 2000,         Equity Residential
Equity Residential Properties Trust at December 31,     except for Note 23, as     Properties Trust's 1999
1999 and 1998 and for each of the three years in the    to which the date is       Annual Report on Form
period ended December 31, 1999                          March 3, 2000              10-K

Consolidated financial statements and schedule of ERP   February 16, 2000,         ERP Operating Limited
Operating Limited Partnership at December 31, 1999      except for Note 22, as     Partnership's 1999
and 1998 and for each of the three years in the         to which the date is       Annual Report on Form
period ended December 31, 1999                          March 20, 2000             10-K

Consolidated financial statements and schedules of      January 27, 1999           Equity Residential
Lexford Residential Trust at December 31, 1998 and                                 Properties Trust's
1997 and for each of the three years in the period                                 Current Report on Form
ended December 31, 1998                                                            8-K dated June 30, 1999

Consolidated financial statements and schedules of      January 27, 1999           ERP Operating Limited
Lexford Residential Trust at December 31, 1998 and                                 Partnership's Current
1997 and for each of the three years in the period                                 Report on Form 8-K dated
ended December 31, 1998                                                            June 30, 1999

                                                                                   /S/ ERNST & YOUNG LLP
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Chicago, Illinois
September 25, 2000